UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2010

GARMIN LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	0-31983	98-0229227
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

P.O. Box 10670, Grand Cayman KY1-1006
Suite 3206B, 45 Market Street, Gardenia Court
Camana Bay, Cayman Islands
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (345) 640-9050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On February 3, 2010, Thomas A. McDonnell notified Garmin Ltd. (the "Company") that he would not stand for re-election as a director on the Board of Directors of the Company at the 2010 Annual Meeting of Shareholders.  His decision is voluntary and not a result of any disagreement with the Company.  His term of office as a director will expire as of the Company’s 2010 annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: February 4, 2010	/s/ Andrew R. Etkind
Andrew R. Etkind
Vice President, General Counsel and Secretary